                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549

                        --------------------------------


                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                  May 17, 1995
                         -------------------------------
                                 Date of Report
                        (Date of earliest event reported)



                         SHURGARD STORAGE CENTERS, INC.
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                         0-23466                 91-1080141
- ----------------------------       -------------------       -------------------
(State or other jurisdiction      (Commission File No.)         (IRS Employer
    of incorporation)                                        Identification No.)


                          1201 Third Avenue, Suite 2200
- --------------------------------------------------------------------------------
                           Seattle, Washington  98101
          (Address of principal executive offices, including zip code)


                                 (206) 624-8100
- --------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)
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 ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


 Exhibit No.             Description
- ----------------------  --------------------------------------------------------
 23.1                    Consent of Deloitte & Touche LLP, which is being filed
                         pursuant to Regulation S-K, Item 601(b)(23) in lieu of filing the otherwise required exhibit to the Registration Statement on Form S-3, File No. 33-58693, under the Securities Act of 1933, as amended, and which, since this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement.


                                                                          Page 2
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                                    SIGNATURE

        Pursuant to the requirements of the Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        SHURGARD STORAGE CENTERS, INC.


Dated:  May 19, 1995
                                        By     HARRELL L. BECK
                                          --------------------------------------
                                          Harrell L. Beck, Senior Vice
                                          President, Chief Financial Officer,
                                          Treasurer and Director

                                  EXHIBIT INDEX


 Exhibit No.     Description

- ------------    -------------------------------------------------
 23.1            Consent of Deloitte & Touche LLP, which is
                 being filed pursuant to Regulation S-K, Item
                 601(b)(23) in lieu of filing the otherwise
                 required exhibit to the Registration Statement
                 on Form S-3, File No. 33-58693, under the
                 Securities Act of 1933, as amended, and which, since this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration
                 statement............


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